Goodwill and Other Intangible Assets	6 Months Ended
Jun. 30, 2015
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

Note 4. Goodwill and Other Intangible Assets

Goodwill

Changes in the carrying amount of the Company's goodwill for the six months ended June 30, 2015, were as follows:

U.S. $ in thousands
Goodwill as of December 31, 2014	$1,323.5
Goodwill impairment charges	(150.4)
Goodwill acquired	1.0
Translation differences	(1.9)
Goodwill as of June 30, 2015	$1,172.1

Interim goodwill assessment for the first quarter of 2015

The Company determined that certain indicators of potential impairment that required an interim goodwill impairment analysis for all of its reporting units existed as of March 31, 2015. These indicators included a decrease in the Company's share price and lower than expected revenue growth for the first quarter of 2015, partially due to the negative effect of exchange rate differences. With the exception of the MakerBot reporting unit, the Company performed a qualitative assessment for goodwill impairment for each of its reporting units and determined that it was more likely than not that the fair value of each of its reporting units exceeds its carrying value.

For the MakerBot reporting unit, for which the Company recorded an impairment charge of $102.5 million in 2014, the Company determined that certain indicators of potential impairment existed that required an additional interim quantitative assessment for goodwill impairment. These indicators included a decrease in MakerBot product and service revenues in the first quarter of 2015 as compared to the fourth quarter of 2014 and below the Company's previous projections, and lower forecasted profitability due to current trends in the 3D desktop market.

The Company updated its cash flow projections and related assumptions based on the indicators set forth above and performed the two-step goodwill impairment test. The updated MakerBot reporting unit's impairment analysis performed as part of step two of the goodwill impairment test determined that the carrying amount of goodwill assigned to the MakerBot reporting unit exceeded its fair value. As a result, the Company recorded non-tax deductible impairment charge of $150.4 million, in order to reduce the carrying amount of goodwill to its estimated fair value.

When evaluating the fair value of its MakerBot reporting unit, the Company used a discounted cash flow model, which utilized Level 3 measures that represent unobservable inputs into the Company's valuation method. Key assumptions used to determine the estimated fair value include: (a) expected future cash flows (including revenue growth rates, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.5% based on the growth prospects of the reporting unit; and (c) a discount rate of 13.5% based on the after-tax weighted average cost of capital, which reflects the associated risks of the MakerBot reporting unit's future cash flows. No changes were made in the unobservable inputs of the Company's valuation method for its MakerBot reporting unit, in conducting its interim goodwill assessment for the second quarter of 2015, as described below.

As of June 30, 2015, a decrease in the growth rate of 1% or an increase of 1% to the discount rate would reduce the fair value of MakerBot reporting unit by approximately an additional $17.8 million and $29.1 million, respectively.

As of June 30, 2015, the remaining goodwill carrying value of the MakerBot reporting unit was $125 million.

Interim goodwill assessment for the second quarter of 2015

During the second quarter of 2015, the Company determined that certain indicators of potential impairment that required an interim goodwill impairment analysis for all of its reporting units existed as of June 30, 2015. These indicators included a further decrease in the Company's share price for a sustained period and weaker than expected operating results of its reporting units for the second quarter of 2015, as well as increased uncertainty in the 3D printing industry. Accordingly, the Company performed a quantitative assessment for goodwill impairment for each of its reporting units.

The Company estimated the fair value of each of its reporting units by using an income approach based on discounted cash flows, which utilized Level 3 measures that represent unobservable inputs into the Company's valuation method. The assumptions used to estimate the fair value of the Company's reporting units were based on expected future cash flows and an estimated terminal value using a terminal year growth rate based on the growth prospects for each reporting unit. The Company used an applicable discount rate for each of its reporting units which reflected the associated specific risks for each reporting unit's future cash flows. The Company also tested the reasonableness of the estimated fair values of its reporting units by comparing the indicative valuation multiples of the reporting units to their relevant peer companies.

In addition, the Company compared the sum of each of its reporting units' fair values to its market capitalization and calculated the implied control premium (the excess of the sum of the reporting units' fair values over the market capitalization). The Company evaluated the reasonableness of its control premium by comparing it to control premiums derived from of recent comparable transactions.

Except for the Stratasys-Objet reporting unit and MakerBot reporting unit, the Company concluded that the fair value of its reporting units exceeds their carrying amount by more than 10%.

Based on the Company's goodwill assessment for the Stratasys-Objet reporting unit, the Company determined that the fair value of Stratasys-Objet reporting unit exceeds its carrying amount by approximately 5%. The carrying amount of goodwill which is assigned to this reporting unit is $918 million.

When evaluating the fair value of Stratasys-Objet reporting unit the Company used a discounted cash flow model. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for the five-year period following the testing date (including market share, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.5% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 12% based on management's best estimate of the after-tax weighted average cost of capital.

A decrease in the growth rate of 1% or an increase of 1% to the discount rate would reduce the fair value of Stratasys-Objet reporting unit by approximately $136 million and $199 million, respectively.

Based on the Company's assessment as of June 30, 2015, no goodwill was determined to be impaired.

The Company will continue to monitor its reporting units to determine whether events and changes in circumstances such as significant adverse changes in business climate or operating results, further significant decline in the Company's market capitalization, changes in management's business strategy or changes of management's cash flows projections, warrant further interim impairment testing.

Other Intangible Assets

Other intangible assets consisted of the following:

	June 30, 2015				December 31, 2014
	Gross		Accumulated	Net	Gross		Accumulated	Net
	Carrying	Accumulated	Impairment	Book	Carrying	Accumulated	Impairment	Book
	Amount	Amortization	Loss	Value	Amount	Amortization	Loss	Value

	U.S. $ in thousands

Developed technology	$512,499	$(136,845)	$(41,418)	$334,236	$512,402	$(109,816)	$(11,636)	$390,950
Patents	16,534	(9,060)	-	7,474	15,209	(8,136)	-	7,073
Trademarks and trade names	60,128	(12,257)	-	47,871	60,046	(9,519)	-	50,527
Customer relationships	149,338	(34,564)	(13,423)	101,351	148,338	(26,219)	-	122,119
Non-compete agreements	10,843	(5,070)	-	5,773	10,843	(3,952)	-	6,891
Capitalized software development costs	17,564	(14,863)	-	2,701	17,290	(14,423)	-	2,867
In process research and development	20,679	-	(3,000)	17,679	20,476	-	(3,000)	17,476
	$787,585	$(212,659)	$(57,841)	$517,085	$784,604	$(172,065)	$(14,636)	$597,903

Prior to conducting the interim quantitative assessment for goodwill impairment of the MakerBot reporting unit as of March 31, 2015, the Company evaluated the recoverability of the MakerBot reporting unit long-lived assets, including its purchased intangible assets due to a decrease of MakerBot product and service revenues in the first quarter of 2015 as compared to the fourth quarter of 2014 as well as lower forecasted profitability due to current trends in the 3D desktop market. The Company assessed the recoverability of the MakerBot reporting unit intangibles assets based on their projected undiscounted future cash flows expected to result from each intangible asset. Based on the results of the recoverability assessment, the Company determined that the carrying values of certain of the MakerBot reporting unit intangible assets exceeds their undiscounted cash flows projections and therefore were not recoverable and considered to be impaired. For those unrecoverable intangible assets, the Company recorded impairment charges of $43.2 million during the first quarter of 2015, in order to reduce the carrying amount of those intangible assets to their estimated fair value. Impairment charges of $29.8 million, related to developed technology intangible assets were classified as costs of sales and impairment charges of $13.4 million related customer relationships intangible assets were classified as selling, general and administrative expenses.

The impairment charges were measured as the difference between the carrying amounts of those intangible assets and their fair values. The fair values of those intangible assets were determined under the income approach, which is based on a discounted cash flow model, which utilized Level 3 measures that represent updated revenue projections and profit margins over the expected remaining useful life of the asset, as well as the associated relevant risk factor added to the discount rate.

Amortization expense relating to intangible assets for the three-month periods ended June 30, 2015 and 2014 was approximately $18.5 million and $19.9 million, respectively.

Amortization expense relating to intangible assets for the six-month periods ended June 30, 2015 and 2014 was approximately $40.5 million and $38.9 million, respectively.

As of June 30, 2015, the estimated amortization expense relating to intangible assets currently subject to amortization for each of the following periods were as follows:

U.S. $ in thousands
Remainning 6 months of 2015	$37,164
2016	73,437
2017	72,496
2018	71,299
2019	69,104
Thereafter	175,906
Total	$499,406